UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report: November 18, 2022
Date of earliest event reported: November 16, 2022

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number
001-36108	ONE GAS, INC. (an Oklahoma corporation) 15 East Fifth Street Tulsa, Oklahoma 74103 (918) 947-7000	46-3561936

333-267322-01	KANSAS GAS SERVICE SECURITIZATION I, L.L.C. (a Delaware limited liability company) 15 East Fifth Street, Suite 2662 Tulsa, Oklahoma 74103 (918) 947-7095	88-3970012

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	OGS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On November 16, 2022, the Limited Liability Company
Agreement of Kansas Gas Service Securitization I, L.L.C., a Delaware limited liability company (the “Issuing Entity”), was amended and restated (the “A&R LLC Agreement”) in the form previously disclosed on the Issuing Entity’s Current Report on Form
8-K
filed with the Securities and Exchange Commission on November 14, 2022 and described in the Prospectus (as defined below). The A&R LLC Agreement was adopted by Kansas Gas Service, a Division of ONE Gas, Inc., the sole member of the Issuing Entity.
Item 8.01

Other Events
On November 18, 2022, the Issuing Entity issued $336,000,000 aggregate principal amount of its Series
2022-A
Senior Secured Securitized Utility Tariff Bonds, Tranche A (the “Securitized Utility Tariff Bonds”), pursuant to an Indenture, dated as of November 18, 2022, by and among the Issuing Entity, U.S. Bank Trust Company, National Association, as Indenture Trustee (the “Trustee”), and U.S. Bank National Association, as Securities Intermediary, as supplemented by the Series Supplement (together, the “Indenture”), dated as of November 18, 2022, by and between the Issuing Entity and the Trustee. The Securitized Utility Tariff Bonds were offered pursuant to the Prospectus dated November 9, 2022 (the “Prospectus”). In connection with the issuance of the Securitized Utility Tariff Bonds, ONE Gas, Inc., and the Issuing Entity are filing the exhibits listed in Item 9.01, which are annexed hereto as exhibits to this Current Report on Form
8-K.
Item 9.01

Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.3	Amended and Restated Limited Liability Company Agreement of Kansas Gas Service Securitization I, L.L.C., dated as of November 16, 2022.

4.1	Indenture by and among Kansas Gas Service Securitization I, L.L.C., U.S. Bank Trust Company, National Association, as Indenture Trustee, and U.S. Bank National Association, as Securities Intermediary (including the form of the Securitized Utility Tariff Bonds and the Series Supplement), dated as of November 18, 2022.

4.2	Series Supplement by and among Kansas Gas Service Securitization I, L.L.C. and U.S. Bank Trust Company, National Association, as Indenture Trustee, dated as of November 18, 2022.

5.1	Opinion of Baker Botts L.L.P. with respect to legality.

8.1	Opinion of Baker Botts L.L.P. with respect to federal tax matters.

10.1	Securitized Utility Tariff Property Servicing Agreement between Kansas Gas Service Securitization I, L.L.C. and Kansas Gas Service, a Division of ONE Gas, Inc., as Servicer, dated as of November 18, 2022.

10.2	Securitized Utility Tariff Property Purchase and Sale Agreement between Kansas Gas Service Securitization I, L.L.C. and Kansas Gas Service, a Division of ONE Gas, Inc., as Seller, dated as of November 18, 2022.

10.3	Administration Agreement between Kansas Gas Service Securitization I, L.L.C. and Kansas Gas Service, a Division of ONE Gas, Inc., as Administrator, dated as of November 18, 2022.

23.1	Consent of Baker Botts L.L.P. (included as part of its opinions filed as Exhibits 5.1 and 8.1).

99.2	Opinion of Baker Botts L.L.P. with respect to U.S. constitutional matters.

99.3	Opinion of Husch Blackwell LLP with respect to Kansas constitutional matters.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.
Dated: November 18, 2022

ONE Gas, Inc.

By:	/s/ Caron A. Lawhorn
Caron A. Lawhorn
Senior Vice President and Chief Financial Officer

Kansas Gas Service Securitization I, L.L.C.

By:	/s/ Caron A. Lawhorn
Caron A. Lawhorn
Senior Vice President and Chief Financial Officer